UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2016

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 337-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 27, 2016 AmeriGas Partners, L.P. (the “Partnership”) announced the expiration and final results of the tender offers with respect to its outstanding (i) 6.25% Senior Notes due 2019 (the “2019 Notes”), originally issued by the Partnership and the Partnership’s wholly owned subsidiary AmeriGas Finance Corp., a Delaware corporation (“AmeriGas Finance”), (ii) the 6.75% Senior Notes due 2020 (the “2020 Notes”), originally issued by the Partnership’s wholly owned subsidiaries, AmeriGas Finance LLC, a Delaware limited liability company, and AmeriGas Finance, and guaranteed by the Partnership, and (iii) the 6.50% Senior Notes due 2021 (the “2021 Notes”), originally issued by the Partnership and AmeriGas Finance Corp. (the 2019 Notes, the 2020 Notes and the 2021 Notes are collectively referred to as, the “Notes”). The tender offers expired at 5:00 p.m. New York City time on June 24, 2016, and a total of $306,721,000 of the 2019 Notes, $406,467,000 of the 2020 Notes and $203,476,000 of the 2021 Notes were validly tendered and accepted for repurchase in the tender offers.

Additionally, the Partnership announced that, on June 27, 2016, it issued a notice of redemption for all of the Notes that had not been tendered as of that date. Holders of $143,279,000 principal amount of the 2019 Notes, $143,533,000 principal amount of the 2020 Notes, and $66,525,000 principal amount of the 2021 Notes remaining outstanding (less any Notes tendered by June 28, 2016 in compliance with guaranteed delivery procedures) will receive the following redemption prices for the Notes (stated as a percentage of the principal amount): the 2019 Notes – 101.563% (effective August 20, 2016); the 2020 Notes –103.375%; and the 2021 Notes – 103.250% plus accrued and unpaid interest up to, but not including, the redemption date of August 22, 2016, in the case of the 2019 Notes, and July 27, 2016, in the case of the 2020 Notes and the 2021 Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on June 27, 2016, the Partnership announced that it issued, together with AmeriGas Finance, $1.35 billion aggregate principal amount of senior notes consisting of $675,000,000 aggregate principal amount of notes due 2024 and $675,000,000 aggregate principal amount of notes due 2026 in an underwritten public offering. The notes were issued pursuant to an Indenture, dated as of June 27, 2016, among the Partnership, AmeriGas Finance, and U.S. Bank National Association, as trustee, as supplemented by a First Supplemental Indenture, dated as of June 27, 2016.

The Partnership is filing the executed Indenture as Exhibit 4.1 and the executed First Supplemental Indenture as Exhibit 4.2 to this Form 8-K. A form of the Indenture was filed with the Securities and Exchange Commission on June 20, 2016 as Exhibit 4.1 to the automatic shelf registration statement on Form S-3ASR (Registration Nos. 333-212117 and 333-212117-01). The First Supplemental Indenture and the Indenture are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished herewith:

4.1	Indenture, dated as of June 27, 2016, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 27, 2016, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)

99.1	Press Release of AmeriGas Partners, L.P. dated June 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

June 27, 2016	By:	/s/ Jessica A. Milner
Name: Jessica A. Milner
Title: Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of June 27, 2016, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 27, 2016, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)

99.1	Press Release of AmeriGas Partners, L.P. dated June 27, 2016